Investor Overview NYSE: BCO December 2016

Forward Looking Statements These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to: 2016 GAAP and non-GAAP outlook, including revenue, organic growth, operating profit, earnings per share, currency translation impact, tax rate and capital expenditures; margin rate outlook (including for the U.S. and Mexico businesses); adjusted EBITDA and multiple; and expectations regarding future cash payments to the primary U.S. pension plan and related to UMWA liabilities. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: Our ability to improve profitability in our largest five markets; our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses; our ability to improve service levels and quality in our core business; continuing market volatility and commodity price fluctuations and their impact on the demand for our services; our ability to maintain or improve volumes at favorable pricing levels and increase cost and productivity efficiencies, particularly in the United States and Mexico; investments in information technology and adjacent businesses and their impact on revenue and profit growth; our ability to develop and implement solutions for our customers and gain market acceptance of those solutions; our ability to maintain an effective IT infrastructure and safeguard confidential information; risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency restrictions and devaluations, safety and security issues, political instability, restrictions on, and cost of, repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; regulatory and labor issues in many of our global operations, including negotiations with organized labor and the possibility of work stoppages; our ability to integrate successfully recently acquired companies and improve their operating profit margins; costs related to dispositions and market exits; our ability to identify evaluate and pursue acquisitions and other strategic opportunities, including those in the home security industry and emerging markets; the willingness of our customers to absorb fuel surcharges and other future price increases; our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers; variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer; our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, and changes in insurance costs; costs associated with the purchase and implementation of cash processing and security equipment; employee and environmental liabilities in connection with our former coal operations, including black lung claims incidence; the impact of the Patient Protection and Affordable Care Act on UMWA and black lung liability and the Company's ongoing operations; changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions; the nature of our hedging relationships; counterparty risk; changes in estimates and assumptions underlying our critical accounting policies; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of the Company's business and reputation; access to the capital and credit markets; seasonality, pricing and other competitive industry factors; and the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretation of existing regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2015, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of October 26, 2016. The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the third quarter 2016 Earnings Presentation available in the Investor Relations section of Brink’s website: www.brinks.com. 1

Brink’s – The World’s Premier Provider of Secure Logistics Notes: As of 12/31/2015 (see form 10-K for all information excluding Adjusted EBITDA) 2 Operations 41 countries 1,100 facilities 12,000 vehicles 59,900 employees Financial Strength 2015 Revenue $3.0B (75% International) 2015 non-GAAP EPS $1.69 2015 Adjusted EBITDA $291M 2015 Debt/EBITDA <1.0X Customers in more than 100 countries Financial institutions Retailers Governments (including central banks) Mints Jewelers Services include cash-in-transit, ATM services, transportation of valuables, cash management and payment services

Proven track record in: • Leading global route-based logistics companies • Strategic execution to drive organic growth, margin expansion and ROIC • Leveraging IT to increase productivity and expand customer offerings • Executing disciplined, accretive acquisitions New Leadership…New Focus Track record of value creation in global businesses Ron Domanico CFO Doug Pertz CEO Rohan Pal CIO 3

Why Brink’s? Premier Global Brand • Symbol of security, service, trust • Largest global provider, #1 or #2 in key markets New Leadership • Track record of value creation • Focused on EBITDA growth and multiple expansion • Driving cultural change Value Creation Opportunity • Accelerate Profitable Growth (APG) • Organic growth • Accretive acquisitions • Close the Gap (CTG) • Achieve operational excellence, exceed customer service metrics • Expand margins: improve mix, optimize cost • Introduce Differentiated Services (IDS) • End-to-end cash solutions • Leverage common global technology base to deliver best-in-class logistics, customer- facing technology (customer portal) and value-added services Building Value and Credibility with Stakeholders 4

Global Review: What We’ve Learned • Reviewed operations in U.S., LatAm, Canada, Europe • Comprehensive assessment of management, markets, customers, assets, equipment, labor relations, etc. • Competitive environment, acquisition opportunities • Strong global operations and leadership • No structural differences with competitors • Powerful brand • Dedicated employees, positive culture • Strong customer base and relationships • Opportunities for accretive acquisitions Positives • U.S. - culture, service levels, sales and marketing • Canada and Mexico – addressing competitive disadvantages related to labor • IT systems Challenges Global Operational Assessment 5

High-Value Services Core Services 53% $1.6B High Value Services 39% $1.2B Guarding 8% $.2B 2015 Non-GAAP Revenue $3.0B Lines of Business • Brink’s Global Services (BGS) • Money processing • Vault outsourcing • CompuSafe® and retails services • Payments • Cash-in-transit (CIT) • ATM services Core Services 75% of Revenue Outside of U.S. 6

High-Value Services…A Key Growth Driver Brink’s Global Services (BGS) Money Processing and Vault Outsourcing CompuSafe® and retail services Payments Diamonds Jewelry Banknotes Precious Metals 7

Global Operations Serving Customers in More Than 100 Countries*


U.S.
FRANCE
MEXICO
BRAZIL
CANADA
U.K.
GERMANY
BELGIUM
IRELAND
ITALY
RUSSIA
SWITZERLAND
GREECE
PANAMA
ARGENTINA
CHILE
VENEZUELA
COLOMBIA
BOLIVIA
TAIWAN
LUXEMBOURG
POLAND
S. AFRICA
MADAGASCAR
REUNION
MAURITIUS
KENYA
SINGAPORE
HONG KONG
JAPAN
CHINA
KOREA
VIETNAM
AUSTRALIA
U.A.E.
ISRAEL
INDIA
TURKEY
MOROCCO
BOTSWANA

*Operations in 41 countries (marked in blue)

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Strong Position in Our Largest Markets

($ Millions)

Estimated Market Share in Top Five Countries


U.S.
Other
BRINKS
$730
Garda
Loomis
FRANCE
Other
Prosegur
BRINKS
$432
Loomis
MEXICO
Other
BRINKS
$333
GSI
BRAZIL
Other
BRINKS
$270
Protégé
Prosegur
CANADA
Garda
BRINKS
$154
Other

Notes: 2015 non-GAAP reported revenue
Internal estimates reflect market share of CIT/ATM market. These markets represent ~65% of Brink's 2015 revenue

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Current Margin Fleet One-Person Vehicles Optimize Network Sales & New Business Branch Standardization Lean Technology Investments Other Target Margin Current Margin A Clear Path to Value Creation* Our Strategy Accelerate Profitable Growth…Close the Margin Gap…Introduce Differentiated Services Incremental Improvements Breakthrough Initiatives * For illustrative purposes only Sales & New Business Branch Standardization Lean Technology Investments OtherFleet One-Person Vehicles Optimize Network Strategic Plan Margin 10

Current U.S. Mexico and /Canada Rest of World Total Acq Target A World of Opportunities * For illustrative purposes only 11 • Improve customer experience • Grow CompuSafe® and retail services • Outsourced cash processing • Optimize cost structure • New markets for BGS • Accretive acquisitions • Customer-facing IT solutions Current Margin Mexico/ Canada ROW Total Acq. Strategic Plan Margin U.S. Global Margin Enhancement Opportunities

Financial Strength to Pursue Growth Strong Balance Sheet • Investment grade credit rating • $296 million net debt* • Ample additional debt capacity • Minimal cash outflow expected for legacy liabilities • No U.S. pension payments before 2020 • No payments to UMWA until 2027 Cash Flow Supports Strategy, With Strong Returns • Investing in fleet and cost reduction assets • Operational and customer-facing IT • Accretive acquisitions *Net debt as of 9/30/2016 12

Capex Spend(a) ($ Millions, except ratio) ($) a) Excluding Venezuela b) As of October 26, 2016 $176 $169 $143 $116 $130 - $140 1.3 1.1 1.0 0.9 ~1.0 0.00. 10.02. 30.04. 50.06 . 70.08. 90.10. 10.12. 3 0.14. 50.16. 70.18. 90.20 . 10.22. 30.24. 50.26. 7 0.28. 90.30. 10.32. 30.34 . 50.36. 70.38. 90.40. 1 0.42. 30.44. 50.46. 70.48 . 90.50. 10.52. 30.54. 5 0.56. 70.58. 90.60. 10.62 . 30.64. 50.66. 70.68. 9 0.70. 10.72. 30.74. 50.76 . 70.78. 90.80. 10.82. 3 0.84. 50.86. 70.88. 90.90 . 10.92. 30.94. 50.96. 7 0.98. 91.00. 11.02. 31.04 . 51.06. 71.08. 91.10. 1 1.12. 31.14. 51.16. 71.18 . 91.20. 11.22. 31.24. 5 1.26. 71.28. 91.30. 11.32 . 31.34. 51.36. 71.38. 9 1.40. 11.42. 31.44. 51.46 . 71.48. 91.50. 11.52. 3 1.54. 51.56. 71.58. 91.60 . 11.62. 31.64. 51.66. 7 1.68. 91.70 100 150 200 250 300 2012 2013 2014 2015 2016 Outlook Depreciation (a) $150$134 $147 $132 $125 - $135 (b) Reinvestment Ratio 13

Summary of 3Q16 Non-GAAP Results $37 3Q15 3Q16 $740 3Q15 3Q16 $0.40 3Q15 3Q16 EPSRevenue Organic Growth 5% Currency (4)% Operating Profit Margin 5.0% 8.3% ($ Millions, except % and per share amounts) Organic Growth 63% Currency (3)% $61 Reported $ 0.64 Reported $ 735 Reported $ 764 Constant Currency (29) Currency $ 62 Constant Currency (1) Currency $ 0.65 Constant Currency (0.01) Currency 14

Increase Cash Flow and Trading Multiple to Create Value Adjusted 2014 2015 2016 Outlook* EBITDA $272 $291 $305 - 330 EBITDA % 8.1% 9.8% 10.5% - 11.4% Adjusted EBITDA Multiple Trailing 12 Months Adjusted EBITDA Multiple ($ Millions) Source: Publicly available peer financial information * As of November 30, 2016 5.6 5.7 7.6** Dec-14 Dec-15 Sep-16 * As of 10/26/2016 **Updated to reflect closing share price and shares outstanding as of November 30, 2016 EBITDA % 17.6%* 11.1%*7.7%* 8.0* 10.3* 10.1* Peer A Peer B Peer C Brink’s Peers 15

Continued Improvement Expected in 2016 & Beyond 124 157 185 - 200 3.7% 5.3% 6.4% - 6.9% 2014 2015 2016 Outlook -20 -15 -10 -5 0 5 10 -25 25 75 125 175 225 275 2014 2015 2016 Outlook Non-GAAP Operating Profit Margin 2016 Non-GAAP Outlook (as of October 26, 2016) • 5% organic revenue growth to $2.9 billion • EPS $1.95 - $2.10 • Operating profit $185 - $200; margin 6.4% - 6.9% • Adjusted EBITDA $305 to $330 million • Unfavorable currency impact on operating profit of ~$21 ($ Millions, except % and per share amounts) As of October 26, 2016 16

Next Steps • Achieve 2016 targets • Complete strategic review and assessment • Develop 3-year strategic plan with performance targets and metrics • Communicate plan at Investor Day • Build investor confidence • Execute and drive value Create Value 17

Why Brink’s? Premier Global Brand • Symbol of security, service, trust • Largest global provider, #1 or #2 in key markets New Leadership • Track record of value creation • Focused on EBITDA growth and multiple expansion • Driving cultural change Value Creation Opportunity • Accelerate Profitable Growth (APG) • Organic growth • Accretive acquisitions • Close the Gap (CTG) • Achieve operational excellence, exceed customer service metrics • Expand margins: improve mix and optimize cost • Introduce Differentiated Services (IDS) • End-to-end cash solutions • Leverage common global technology base to deliver best-in-class logistics, customer- facing technology (customer portal) and value-added services Building Value and Credibility with Stakeholders 18

Appendix

Page Executive Bios 21 Non-GAAP Outlook 22 Brink’s Historical Non-GAAP Results 23-24 Legacy Liabilities & Estimated Cash Payments 25 Other Items Not Allocated to Segments 26 Index 20

Executive Bios Doug Pertz President and Chief Executive Officer Douglas A. Pertz is the President and Chief Executive Officer and a director of The Brink’s Company and has served in these roles since June 2016. He has led several global companies as CEO over the past 20 years and throughout his career has guided multinational organizations operating in complex environments. Most recently, he was President and Chief Executive Officer of Recall Holdings Limited (a global provider of digital and physical information management and security services), having led the company from its initial public offering in 2013 through the successful negotiation of its sale to Iron Mountain in 2016. Prior to joining Recall, Doug served from 2011 to 2013 as a partner with Bolder Capital, LLC (a private equity firm specializing in acquisitions and investments in middle market companies). He also served as CEO at IMC Global (the predecessor company to The Mosaic Company), Culligan Water Technologies and Clipper Windpower, and as Group Executive and Corporate Vice President at Danaher Corporation. In these roles, Doug honed his operational expertise in branch-based, route-based logistics and in the areas of secure storage and business-to-business services. He holds a degree in mechanical engineering from Purdue University, Indiana. Ron Domanico Executive Vice President and Chief Financial Officer Ronald J. Domanico is Executive Vice President and Chief Financial Officer of Brink’s. Ron also is responsible for global procurement functions. Prior to joining Brink’s, Ron was the SVP Strategic Initiatives & Capital Markets at Recall Holdings Limited from April 2014 to May 2016. From 2010 to 2014, Ron served as Senior Vice President and Chief Financial Officer of HD Supply, Inc. He joined HD Supply in 2010 from Caraustar Industries, Inc., where he served as its Chief Financial Officer from 2002 to 2009 and Senior Vice President from 2005 to 2009. Before that, Ron held various international financial leadership positions at AHL Services, Inc., Nabisco, Inc. and Kraft Inc. Ron serves on the Board of Directors for First Advantage, NanoLumens, Ltd. and multiple non-profit organizations. He holds an M.B.A. and a Bachelor of Science from the University of Illinois in Urbana-Champaign. Rohan Pal Senior Vice President, Chief Information Officer and Chief Digital Officer Rohan Pal is Senior Vice President, Chief Information Officer and Chief Digital Officer of Brink’s. Prior to joining Brink’s, Rohan was the Global Senior Vice President, Chief Information Officer and Chief Technology Officer at Recall Holdings Limited from June 2013 to May 2016. From 2009 to 2013, he held Chief Information Officer and Chief Operating Officer roles within the Fire Products segment of Tyco International, and from 2008 to 2009 served as Vice President – Global Information Technology/Operations Excellence & Integration for Tyco Fire Protection. Rohan joined Tyco in 2008 from HD Supply, Inc., where he served as Vice President – Financial Systems, Operations and Multisourcing. Before that, he served in U.S. and international management roles at Home Depot from 2004 to 2007. He holds an M.S. in Supply Chain Strategy from the Georgia Institute of Technology, an M.B.A. from The Tuck School of Business at Dartmouth, an M.S. in Computer Engineering from St. Mary’s University and a B.S. in Computer Science from Trinity University. 21

Non-GAAP 2016 Outlook (as of October 26, 2016) (a) Attributable to Brink’s ($ Millions, except as noted) 20152014 2016 Outlook Revenue $3,351 $2,977 ~$2,900 Op profit 124 157 185 – 200 Interest/Other Income (22) (15) (17) Taxes (47) (52) (66– 71) Noncontrolling interests (6) (5) (5 -7) Income from continuing ops (a) 49 84 97– 107 EPS Range $1.01 $1.69 $1.95 – $2.10 2015 2016 Outlook2014 Key Metrics Revenue change Organic $85 3% $142 5% Acq./Disp. 9 - (34) (1)% Currency (467) (14)% (185) (6)% Total $(374) (11)% $(77) (3)% Margin 3.7% 5.3% 6.4% - 6.9% Tax rate 45.7% 37.0% ~39% U.S. margin 3.1% 2.1% 0.7% - 2% Mexico margin 2.5% 7.3% ~6% Adjusted EBITDA $272 $291 $305 - $330 Adjusted ETBITDA % 8.1% 9.8% 10.5% - 11.4% 22

Revenue Historical Non-GAAP Revenue ($ Millions) $818 $837 $847 $848 $756 $748 $740 $733 $689 $717 $735 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 23

Historical Non-GAAP Operating Profit and EPS

($ Millions, except per share amounts)

Operating Profit



$21
$24
$21
$59
$41
$31
$37
$49
$31
$38
$61
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16

EPS



$0.15
$0.16
$0.12
$0.58
$0.44
$0.30
$0.40
$0.55
$0.30
$0.38
$0.64
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16

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Legacy Liability Estimated Cash Payments: ($ Millions) Payments to Primary U.S. Pension Payments to UMWA $0 $9 $21 $17 $5 2015 2020 2021 2022 2023 $0 $3 2015 2027 25Note: Projections based on actuarial assumptions as of 12/31/2015 • In 2014 (3Q) prepaid 2015 and 2016 pension payments − Accelerated de-risking of invested asset allocation − Reduced PBGC premiums (current borrowing costs are lower than PBGC premiums) − Based on actuarial assumptions at 12/31/2015 − Re-measurement occurs every year-end with 10K filing No cash payments estimated for pension until 2020, for UMWA until 2027

Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. A summary of the other items not allocated to segment results is below. 2015 2016 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q Nine Months Revenues: Venezuela operations $ 20.5 12.2 19.3 32.5 84.5 $ 32.1 21.5 20.4 74.0 Acquisitions and dispositions - - - - - 0.8 1.5 0.5 2.8 Revenues $ 20.5 12.2 19.3 32.5 84.5 $ 32.9 23.0 20.9 76.8 Operating profit: Venezuela operations $ (17.9) (39.1) (0.8) 10.1 (47.7) $ 1.8 0.9 1.7 4.4 Reorganization and Restructuring (1.5) 1.2 (2.9) (12.1) (15.3) (6.0) (2.1) (2.3) (10.4) U.S. and Mexican retirement plans (8.3) (7.6) (8.0) (7.3) (31.2) (7.3) (8.1) (7.9) (23.3) Acquisitions and dispositions - 0.3 - (6.3) (6.0) (5.8) (6.5) (2.2) (14.5) Operating profit $ (27.7) (45.2) (11.7) (15.6) (100.2) $ (17.3) (15.8) (10.7) (43.8) 26